                                                                 EXHIBIT 10.7(a)

                            FIRST AMENDMENT TO LEASE

        This FIRST AMENDMENT TO LEASE ("Amendment") is made and entered into this 19th day of December, 1996 by and between Patrick and Bette Ng, Co-Trustees of the Ng Family Trust, dated December 21, 1987 ("Lessor") and Symyx Technologies, Inc. ("Lessee").

                                    RECITALS

        A. Whereas Lessor and Lessee entered into that certain lease ("Lease") dated as of November 15, 1996 with respect to that approximately 32,794 square foot building located at 3100 Central Expressway, Santa Clara County, Santa Clara, California ("Premises") which Premises form a part of that land owned by Lessor (collectively "Property"), which Property is further described in Exhibit A hereto;

        B. Whereas Lessee has an option to purchase the Property under certain conditions contained in the Lease;

        C. Whereas Lessor has had difficulty obtaining a subordination and non-disturbance agreement from San Benito Ranch Co., a California partnership ("San Benito Ranch") which partnership holds a security interest in the Property as evidenced by that certain Short Form Deed of Trust and Assignment of Rents dated December 20, 1985 and recorded in the Official Records of Santa Clara County at Book J555, page 150 ("Deed of Trust") as security for the repayment of a promissory note with an outstanding balance of approximately One Million Nine Hundred Thousand Dollars ($1,900,000) (the "Note");

        D. Whereas Lessee is concerned that failure to obtain such a subordination and non-disturbance agreement has a significant and adverse impact on Lessee's rights under the Lease;

        E. Whereas Lessee and Lessor entered into that certain Agreement executed on the 12th day of December 1996 which Agreement sets forth conditions precedent to effecting Lessee's obligations under the Lease ("Conditions Agreement");

        NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt of which is hereby acknowledged, Lessor and Lessee agree that the Lease shall be amended as follows:

        1. Abatement of Base Rent: Paragraph 1.5 of the Lease shall be modified such that Base Rent shall be payable on the first day of each month commencing July 1, 1998, not February 1, 1997.

        2.      Replacement of Financing/Subordination and Non-Disturbance
Agreement: Lessor shall, by September 30, 1997, either (1) repay the Note and Release the Deed of Trust in Order to eliminate the security interest of San Benito Ranch; or (2) obtain replacement financing from a new lender (which lender shall agree to execute a Subordination and Non-Disturbance Agreement substantially in the form attached hereto as Exhibit B), repay the Note and release the Deed of Trust in order to eliminate the security interest of San Benito Ranch (subsections (1) and (2) of this paragraph 2 shall hereinafter be collectively referred to as "Replacement Financing").

     3. Lessee Contribution for Replacement Financing: In the event Lessor obtains Replacement Financing such that the Note is repaid and the Deed of Trust reconveyed by September 30, 1997, Lessee agrees to reimburse Lessor for fifty percent (50%) of Lessor's reasonable costs incurred to obtain the Replacement Financing ("Replacement Financing Costs"), provided, however, that in no event shall Lessee's contribution to the Replacement Financing Costs exceed Twenty Thousand Dollars ($20,000). Lessee agrees to reimburse Lessor for such Replacement Financing Costs within ten (10) days following receipt by Lessee from Lessor of an invoice setting forth the Replacement Financing Costs and a copy of Lessor's canceled check evidencing payment of such invoice.

     4. Bank Account for Deed of Trust Payments: In order to insure that Lessor meets its obligations with respect to amounts due under the Note until the Replacement Financing is obtained, Lessor shall deposit One Hundred Thirteen Thousand Four Hundred and Eighty-Four Dollars and 96/00 ($113,474.96) into a bank account in the name of "Symyx Technologies, Inc. as Trustee for the Ng Family Trust" ("Trust Account") which amount Lessor hereby represents to be the sum of all monthly payment amounts due San Benito Ranch under the terms of the Note from the date hereof to September 30, 1997. The Trust Account shall be an interest bearing account with the interest paid to Lessor. Beginning February 1, 1997 and ending on the earlier of (1) the date that Lessor repays the Note; or
(2) September 30, 1997, Lessee shall withdraw from the Trust Account, and pay to San Benito Ranch, the amount of Fourteen Thousand One Hundred Eighty-Four Dollars and 37/00, which amount shall be sent by Lessee so that it is received by San Benito Ranch on or before the first business day of each month ("Monthly Note Payment"). Lessee shall provide to Lessor, on or before the first business day of each applicable month, a copy of the Monthly Note Payment made to San Benito Ranch from the Trust Account ("Payment Notice"). If Lessor does not receive Payment Notice on or before the first business day of a particular month, Lessor shall have the right to make the Monthly Note Payment for that month and to obtain reimbursement of such sum so paid from the Trust Account. Notwithstanding the foregoing, Lessee shall be held harmless from, and shall not in any way be liable to Lessor or any third party for any claims, damages, demands, losses, costs and expenses, including attorneys' fees, and any other losses of any kind or nature, whether direct or indirect, arising as a result of any breach of, or relating in any way to the Note or Deed of Trust, provided however, that Lessee shall not be released from liability for any use of the Trust Account which is in violation of the provisions of this Amendment. Upon the provision by Lessor of reasonable proof to Lessee that Lessor has obtained Replacement Financing, paid the Note and released the Deed of Trust as set forth in paragraph 2 hereof, Lessee shall release any amounts remaining in the Trust Account shall be released to Lessor.

     5. Option to Purchase: If Lessor does not meet the obligations set forth in paragraph 2 hereof within the time permitted by said paragraph, Lessee shall have an option to purchase the Property ("Lessee Option") for One Million Nine Hundred Thousand Dollars ($1,900,000) ("Purchase Price"). As consideration for the Lessee Option, Lessee shall, upon execution of this Amendment, pay Lessor or its designees Eighteen Thousand One Hundred Eighteen Dollars and

65/00 ($18,118.65). In order to exercise the Lessee Option, Lessee must provide written notice to Lessor of its intent to exercise the Lessee Option ("Lessee Option Notice") on or before October 10, 1997 ("Option Exercise Date"). If the Lessee Option Notice is properly provided on or before the Option Exercise
Date, Lessor and Lessee shall proceed to close the purchase and sale of the Property in accordance with the terms of paragraphs 60(1) through 60(9) of the Lease. If Lessee fails to provide notice of its intent to exercise the Lessee Option on or before the Option Exercise Date, the Lessee Option shall terminate. Termination of this Lessee Option shall not affect any other rights of Lessee under the Lease, including, but not limited to, any other option rights to purchase the Property, or any right of first refusal contained therein. In the event Lessee exercises the Lessee Option, Lessor shall repay the Note and cause the Deed of Trust to be reconveyed at the closing of the sale of the Property to Lessee.

       6. Further Assurances: Lessor shall execute and deliver such further instruments and take such further action as may be reasonably requested by Lessee to effect the purposes of this Amendment.

       7. Amendment of Lease: In the event of any inconsistency between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail.

       8. Conditions Agreement: Lessor and Lessee agree that the conditions precedent to effecting Lessee's obligations under the Lease as set forth in the Conditions Agreement have been satisfied and/or waived by Lessor and Lessee.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment, by their duly-authorized representatives, as of the respective dates set forth below.

                                        LESSOR:

                                        PATRICK NG AND BETTE NG, CO-TRUSTEES
                                        OF THE NG LIVING TRUST DATED
                                        DECEMBER 21, 1987

                                        By:     /s/ PATRICK NG
                                           ---------------------------------
                                           Name: Patrick Ng

                                           Date: 12/19/96
                                                 ---------------------------

                                        By:     /s/ BETTE NG
                                           ---------------------------------
                                           Name: Bette Ng

                                           Date: 12/19/96
                                                 ---------------------------



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
                                        LESSEE:

                                        SYMYX TECHNOLOGIES, INC.,
                                        A CALIFORNIA CORPORATION


                                        By:     /s/ ISY GOLDWASSER
                                           ---------------------------------
                                           Name:  Isy Goldwasser

                                           Title: Chief Financial Officer
                                                  --------------------------

                                           Date:  December 19, 1996
                                                  --------------------------



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
                                   EXHIBIT A

All that certain Real Property in the City of Santa Clara, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 2, as shown on the Parcel Map filed for record September 12, 1975 in the Office of the County Recorder of Santa Clara County in Book 361 of Maps, at Pages 25, 26 and 27.

PARCEL TWO:

A non-exclusive easement for ingress and egress over the following described real property.

A portion of that 2.238 acre parcel shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27, Santa Clara County Records, more particularly described as follows:

A strip of land 12.5 feet wide lying adjacent to and Easterly of the Western boundary of said Parcel 3. The eastern boundary of said strip being more particularly described as follows:

Beginning at the most Southwesterly corner of said Parcel 3; thence from said Point of Beginning along the Western boundary of said Parcel 3, North 0 deg 24'20" West, 30.00 feet to the True Point of Beginning; thence from said True Point of Beginning continuing along the Western boundary of said Parcel 3,
252.00 feet.

PARCEL THREE:

A non-exclusive easements for ingress and egress over a portion of Parcel 1, as shown on Parcel Map filed in Book 361 of Maps, at Pages 25, 26 and 27, being more particularly described as follows:

Easement "A"

Beginning at a point which bears North 00 deg 24'20" West, 31.64 feet from the Southeast corner of said Parcel 1; thence from said Point of Beginning South 89 deg 17'05" West, 45.00 feet; thence North 00 deg 24'20" West, 131.49 feet; thence North 44 deg 35'40" East, 35.35 feet; thence South 00 deg 24'20" East,
99.25 feet; thence South 45 deg 24'20" East, 16.97 feet; thence North 89 deg 17'05" East, 8.00 feet to a point in the Eastern boundary of Parcel 1; thence South 00 deg 24'20" East, 45.00 feet to the Point of Beginning.

Easement "B"

A strip of land 20 feet in width lying Westerly of and being contiguous to a portion of the Eastern boundary line of said Parcel 1, the Eastern line of said strip being more particularly described as follows:

Beginning at a point on said Eastern boundary line from which the Southeast corner of Parcel 1 bears South 00 deg 24'20" East, 152.54 feet; thence from said Point of Beginning North 00 deg 24'20" West 128.50 feet.

PARCEL FOUR:

A non-exclusive easement for ingress and egress over a portion of that 2.238 acre shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27 Santa Clara County Records, said easement being more particularly described as follows:

Beginning at the Southwest corner of said Parcel 3; thence along the Westerly boundary line of said Parcel 3, North 00 deg 24' 20" West, 30.00 feet to the True Point of Beginning; thence from said True Point of Beginning North 89 deg 17' 05" East, 294.76 feet; thence through a curve to the right tangent to the last bearing having a central angle of 62 deg 42' 36" and a radius of 20.00 feet from an arc distance of 21.89 feet to a point on the Southeasterly boundary line of said Parcel 3; thence along said Southeasterly boundary line North 45 deg
10' 12" East, 44.91 feet to a point in the Westerly right-of-way line of Oakmead Village Drive as said Drive is shown on the Parcel Map hereinabove referred to; thence along said Westerly right-of-way through a curve to the right tangent to other bearing North 29 deg 27' 25" West through a central angle of 02 deg
26' 08" with a radius of 355.00 feet for an arc length of 15.09 feet; thence leaving said right-of-way line of Oakmead Village Drive South 67 deg 37' 58" West, 30.53 feet; thence North 68 deg 10' 57" West, 6.41 feet; thence South 89 deg 17' 05" West, 303.37 feet to a point on the Westerly boundary line of said Parcel 3; thence South 00 deg 24' 20" East along said Westerly line 25.00 feet to the True Point of Beginning.

PARCEL FIVE:

A non-exclusive easement for ingress and egress to those parcels shown as Parcels 1, 2 and 4 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27 Santa Clara County Records, over the following described real property:

A portion of that 2.238 acre parcel shown as Parcel 3 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps at Pages 25, 26, 27, Santa Clara County Records, more particularly described as:

A strip of land 12.5 feet wide the Southeasterly line of which is particularly described as follows:

Beginning at the Southeasterly corner of said Parcel 3, said corner lying on the Western line of Oakmead Village Drive; thence South 45 deg 10' 12" West, 45 feet.

PARCEL SIX:

A non-exclusive easement for ingress and egress over a portion of that 1.737 acre parcel shown as Parcel 4 on that Parcel Map filed for record on September 12, 1975 in Book 361 of Maps, at Pages 25, 26 and 27, Santa Clara County Records, said easement being more particularly described as follows:

A strip of land 12.5 feet wide the Northwesterly line of which is more particularly described as follows:

Beginning at the most Northerly corner of Parcel 4 herein described; thence

South 45 deg 10' 12" West, along the Northwesterly line of said Parcel 4, 45.00 feet to the terminus of the herein described line.

Excepting therefrom that portion of said property lying below a depth of five hundred (500) feet measured vertically from the contour of the surface thereof as reserved by Golden Empire Investment Corporation, a Corporation, by Deed recorded November 3, 1972 in Book 0097 of Official Records, Page 711; provided however, that said Grantor, its successors and assigns shall not have the right for any and all purposes to enter above 500 feet, measured vertically from the contour of the surface of said property.

                                   EXHIBIT B
                                   ---------

RECORDING REQUESTED BY AND,
WHEN RECORDED, RETURN TO:

Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304-1050
Attn: Real Estate Department/MGI
_______________________________________________________________________________


             SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             ------------------------------------------------------

     THIS AGREEMENT is made as of the ____ day of November, 1996, by and between _______________, a California Partnership ("Lender"), and Symyx Technologies, Inc., a California corporation ("Tenant"), with reference to the following facts:

                                   RECITALS:

     A. Lender is the beneficiary under that certain Deed of Trust (the "Deed of Trust") dated December 20, 1985, by Patrick Ng and Bette Ng, Husband and Wife, as Joint Tenants in favor of All-California Title Company, as trustee, recorded December 20, 1985, at Book J555, Page 150, in the Official Records of Santa Clara County, California, which Deed of Trust encumbers that certain improved real property (the "Property") commonly known as 3100 Central Expressway, Santa Clara, Santa Clara County, California, as more particularly described on Exhibit "A" attached hereto and made a part hereof.

     B. Tenant is the tenant under that certain Lease dated ________________, 1996, between Patrick and Bette Ng, Trustees for the Ng Family Trust, as landlord, and Tenant, regarding the Property.

     C. Tenant has agreed to subordinate its interest under the Lease to the interest of Lender under the Deed of Trust and to attorn to Lender on the terms and conditions described herein. As an inducement to Tenant to execute and deliver this Agreement, Lender has agreed not to disturb Tenant's use, possession and enjoyment of the Property, and not to disturb Tenant's right to purchase the Property, as provided herein.

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                   AGREEMENT

     1. Lender hereby consents to and ratifies the execution, delivery and performance of the Lease. So long as Lender is not in default under this Agreement, all of the right, title and interest of Tenant in, under and to the Lease and the Property shall be and remain at all times subject and subordinate to the Deed of Trust and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and all interest thereon.

     2. In the event Lender or any other purchaser at a foreclosure sale or sale under private power contained in the Deed of Trust becomes the owner of the Property by reason of any foreclosure of the Deed of Trust or the acceptance of a deed in lieu of foreclosure, then, so long as Lender is not in default under this Agreement, Tenant shall be bound to Lender or such other purchaser under all of the terms, covenants and conditions of the Lease for the remaining balance of the term thereof and any extensions thereof, with the same force and effect as if Lender or such other purchaser had been the original landlord under the Lease. Tenant hereby covenants to attorn to Lender or such other purchaser as its landlord and that such attornment shall be effective and self-operative without the execution of any further instruments on the part of any of the parties to this Agreement.

     3. So long as no default by Tenant exists under the Lease (beyond any period available to cure such default), Lender or such other purchaser shall recognize and shall not disturb the leasehold estate of Tenant under all of the terms, covenants and conditions of the Lease for the remaining balance of the term and any extensions thereof with the same force and effect as if Lender or such other purchaser were the original landlord under the Lease. Without limiting the generality of the foregoing sentence, (i) Tenant's use and possession of the Property and Tenant's rights and privileges (including, without limitation, all extension options and rights, including rights to purchase) under the Lease and any extensions thereof shall not be disturbed, diminished or interfered with by Lender in the exercise of any of its rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights, (ii) the Lease shall not be terminated or modified by the exercise of any Lender's rights under the Deed of Trust or by any succeeding owner of the Property as a result of the exercise by Lender of any such rights, and (iii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating or modifying Tenant's interest and estate under the Lease because of any default under the Deed of Trust or any other instrument evidencing or securing the indebtedness secured thereby. Notwithstanding anything to the contrary in the Deed of Trust, (a) Lender shall make all insurance proceeds and condemnation awards received by it available for repair and restoration of the Property to the extent necessary for Landlord and Tenant to fulfill their repair and restoration obligations under the Lease, and (b) any and all insurance and condemnation proceeds payable with respect to Tenant's property or the interruption or relocation of Tenant's business will be paid to Tenant.

     4. This Agreement shall be binding upon the undersigned and their respective heirs, successors, successors-in-interest and assigns and will inure to the benefit of all persons and entities now or hereafter having any right, title or interest in, under or to the Deed of Trust and the Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Subordination, Non-Disturbance and Attornment Agreement, by their duly-authorized signatories, as of the day and year first above written.


                              TENANT:

                              Symyx Technologies, Inc., a California corporation

                              By: _____________________________________________

                              Name: ___________________________________________

                              Title: __________________________________________

                              LENDER:

                              _________________________________________________

                              By: _____________________________________________

                              Name: ___________________________________________

                              Title: __________________________________________

STATE OF CALIFORNIA

COUNTY OF ________________

     On ______________, 199___, before me ____________________________, a
Notary Public in and for the County and State aforesaid, personally appeared ________________, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS, my hand and official seal.


_____________________________
Signature

______________________________________________________________________________

STATE OF CALIFORNIA

COUNTY OF _______________________

     On ______________, 199___, before me ____________________________, a
Notary Public in and for the County and State aforesaid, personally appeared ________________, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS, my hand and official seal.


_____________________________
Signature



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